                                                                    EXHIBIT 99.3

                                AMENDMENT NO. 6
                                      TO
                         CREDIT AND GUARANTY AGREEMENT

                           This AMENDMENT NO. 6, dated as of January 12, 2001
(this "Amendment"), to the Credit and Guaranty Agreement, dated as of December 9, 1999, as amended by Amendment No. 1, dated as of February 2, 2000, Amendment No. 2, dated as of June 28, 2000, Amendment No. 3, dated as of August 29, 2000, Amendment No. 4, dated as of December 8, 2000 and Amendment No. 5, dated as of January 5, 2001 (as amended, the "Existing Credit Agreement"), by and among NORTHPOINT COMMUNICATIONS, INC., a Delaware corporation ("Company"), NORTHPOINT COMMUNICATIONS GROUP, INC., a Delaware corporation ("Parent Guarantor"), CERTAIN SUBSIDIARIES OF COMPANY, as Guarantors, the lenders party thereto from time to time (the "Lenders"), GOLDMAN SACHS CREDIT PARTNERS L.P., as Lead Arranger, and as Syndication Agent, CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC"), as Administrative Agent, and CIT LENDING SERVICES CORPORATION (formerly known as NEWCOURT COMMERCIAL FINANCE CORPORATION, an affiliate of The CIT Group, Inc.), as Documentation Agent.

                                   RECITALS:

                  WHEREAS, the terms used herein, including in the preamble and recitals hereto, not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Existing Credit Agreement;

                  WHEREAS, on December 8, 2000, Company, each Guarantor, Requisite Lenders and the Agents entered into Amendment No. 4 whereby the Existing Credit Agreement was amended to, among other things, extend the date of the "Delayed Draw Term Loan Commitment Termination Date" set forth in Section
1.1 thereof and to suspend for a period Company's ability to request Loans under the Existing Credit Agreement.

                  WHEREAS, on January 5, 2001, Company, each Guarantor, Requisite Lenders and the Agents entered into Amendment No. 5 whereby the Existing Credit Agreement was amended to further extend the date of the "Delayed Draw Term Loan Commitment Termination Date" set forth in Section 1.1 thereof and to suspend for An additional period Company's ability to request Loans under the Existing Credit Agreement.

                  WHEREAS, Company has requested, and Requisite Lenders have agreed, in each case on the terms and conditions set forth herein, that the Existing Credit Agreement be further amended as hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Company, each Guarantor, Requisite Lenders and Agents hereby agree as follows:
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SECTION 1.  AMENDMENT

                  As of the Amendment Effective Date (as defined in Section 2 hereof), the Existing Credit Agreement shall be amended as set forth in this
Section 1.

                  1.1 The definition of "Delayed Draw Term Loan Commitment Termination Date" set forth in Section 1.1 of the Existing Credit
                                        -----------
         Agreement is hereby amended by deleting the date "January 18, 2001" in subsection (ii) thereof and inserting in lieu thereof the date "January 28, 2001".

                  1.4 Section 2.1(c) of the Existing Credit Agreement is hereby
                      --------------
         amended by deleting the date "January 14, 2001" therein and inserting in lieu thereof the date "January 24, 2000", and by deleting the references to the date "January 15, 2001" therein and inserting in lieu thereof the date "January 25, 2001".

                  1.5 Section 2.3(b)(ii) of the Existing Credit Agreement is
                      ------------------
         hereby amended by deleting the date "January 14, 2001" therein and inserting in lieu thereof the date "January 24, 2000", and by deleting the references to the date "January 15, 2001" therein and inserting in lieu thereof the date "January 25, 2001".

                  1.6 Section 2.4(b) of the Existing Credit Agreement is hereby
                      --------------
         amended by deleting date "January 14, 2001" therein and inserting in lieu thereof the date "January 24, 2000", and by deleting the references to the date "January 15, 2001" therein and inserting in lieu thereof the date "January 25, 2001".

SECTION 2.  CONDITIONS PRECEDENT

                  This Amendment shall be effective as of the date (the "Amendment Effective Date") on which each of the following conditions shall have been satisfied (or waived in accordance with Section 10.5 of the Existing Credit Agreement); provided, each Lender agrees that the execution and delivery to the Company of its signature page hereto shall be deemed to be the acknowledgement of such Lender that each of the following conditions precedent in this Section 2 have been duly satisfied or such Lender has waived the satisfaction thereof:

                  2.1 Administrative Agent shall have received sufficient copies of this Amendment, originally executed and delivered by each applicable Credit Party and the Requisite Lenders.

                  2.2 Company shall have paid to Administrative Agent a sum equal to all of the reasonable accrued and unpaid out-of-pocket fees of Agents (including without limitation, expenses for telephonic conferences, travel and lodging), fees and expenses of counsel and financial advisors for Lenders and Administrative Agent, including without limitation the fees and expenses of EYCA and Shearman & Sterling.

Upon the occurrence of the Amendment Effective Date, the Existing Credit Agreement as amended by this Amendment and all references in any other Credit Document (including this

Amendment) to the Existing Credit Agreement shall be a reference to such Agreement as amended hereby.

SECTION 3.  ADDITIONAL AGREEMENTS

                  3.1 The obligation of any Lender to make any Loan, or Issuing Bank to issue any Letter of Credit, on any Credit Date during the period of January 25, 2001 through and including January 28, 2001, are subject to the satisfaction of all conditions precedent set forth in
         Section 4.2 of the Existing Credit Agreement, including, without limitation, the delivery of a certificate of Company's chief financial officer as of such Credit Date stating that (i) as of December 11, 2000 and as of the relevant Credit Date, the representations and warranties contained in the Existing Credit Agreement and in the other Credit Documents were and shall be true and correct in all material respects on and as of December 11, 2000 and as of that Credit Date to the same extent as though made on and as of such date, (ii) the Maximum Consolidated Adjusted EBITDA Losses (as defined in the Existing Credit Agreement) for the fiscal quarter ended December 31, 2000 shall not exceed ($85,000,000) and (iii) the Consolidated Senior Debt to Consolidated Capitalization ratio for the fiscal quarter ended December 2000 shall not exceed 0.25:1.00.

                  3.2 The Lenders hereby agree to temporarily waive any Default or Event of Default that would arise under Section 6.7(a)(iv) of the Existing Credit Agreement from (and including) January 1, 2001 to the earlier of (i) the date immediately preceding any Credit Date on which the Company has requested under a Funding Notice a Loan or issuance of a Letter of Credit and (ii) January 22, 2001 (the "Waiver Expiry Date") and upon the Waiver Expiry Date, such temporary waiver shall expire and have no further force and effect.

SECTION 4.  WAIVER AND RELEASE

                  Company, Parent Guarantor, Northpoint Communications of Virginia, Inc. and NorthPoint Europe, Inc. hereby waive and agree not to assert any claims or causes of action arising before the Amendment Effective Date against the Lenders, the Lead Arranger, the Syndication Agent, the Administrative Agent or the Documentation Agent or any of their respective officers, directors, employees, attorneys and agents, on any theory of liability, whether known or unknown, matured or contingent, including, without limitation, for special, indirect, consequential or punitive damages, arising out of or otherwise relating to, or in connection with, this Amendment, the Loans, the actual or proposed use of the proceeds of the Loans or the Letters of Credit, the Credit Documents or any of the transactions entered into in connection therewith; provided, that nothing in this Section 4 shall relieve any Lender or any Agent from any of their obligations and agreements under this Amendment or any other Credit Documents.

SECTION 5.  REFERENCE TO AND EFFECT ON THE CREDIT DOCUMENTS

                  5.1 On and after the Amendment Effective Date, each reference in the Existing Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Existing Credit Agreement, and each reference in the Notes and other Credit Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended and otherwise modified hereby.

                  5.2 The Existing Credit Agreement, the Notes and each of the other Credit Documents, except to the extent of the amendments and other modifications specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed by the Credit Parties. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit Parties under and in respect of the Credit Documents, as amended and otherwise modified by this Amendment.

                  5.3 NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AMENDMENT, EXCEPT AS SET FORTH IN SECTION 3.2 HEREOF, THE EXECUTION, DELIVERY AND EFFECTIVENESS OF THIS AMENDMENT SHALL NOT OPERATE AS A WAIVER OF ANY RIGHT, ASSERTION, ACT, POSITION, POWER OR REMEDY OF ANY LENDER OR ANY AGENT UNDER ANY OF THE CREDIT DOCUMENTS, NOR CONSTITUTE A WAIVER OF ANY PROVISION OF ANY OF THE CREDIT DOCUMENTS INCLUDING, WITHOUT LIMITATION, THE EXISTENCE AS OF THE DATE HEREOF OR ANY DATE HEREAFTER, OF ANY EVENT, OCCURRENCE, ACT, CHANGE OR OMISSION WHICH (A) CONSTITUTES, OR WITH THE PASSAGE OF TIME WOULD CONSTITUTE, A DEFAULT OR AN EVENT OF DEFAULT UNDER ANY CREDIT DOCUMENT, (B) HAS, OR WITH THE PASSAGE OF TIME WOULD HAVE CAUSED, CAUSES, EVIDENCED OR EVIDENCES, A MATERIAL ADVERSE EFFECT (AS DEFINED IN THE EXISTING CREDIT AGREEMENT) OR (C) CONSTITUTES, OR WITH THE PASSAGE OF TIME WOULD CONSTITUTE, A BREACH OF ANY REPRESENTATION OR WARRANTY OR COVENANT UNDER THE EXISTING CREDIT AGREEMENT.

SECTION 6.    COSTS AND EXPENSES

                  In addition to all of its obligations under Section 10.2 of the Existing Credit Agreement, the Company hereby agrees to pay, upon demand,
(i) all costs and expenses of the Lenders and the Agents incurred or to be incurred (including, without limitation, the reasonable fees and expenses of counsel and financial advisors for the Lenders and the Agents) in connection with the preparation, execution, delivery of this Amendment and (ii) all costs and expenses of the Lenders and the Agents (including, without limitation, the reasonable fees and expenses of Shearman & Sterling, as counsel to the Lenders, Sidley & Austin as counsel to the Administrative Agent, EYCA, as financial advisor to the Lenders and the Administrative Agent and any other local counsel retained by the Lenders or the Administrative Agent) in connection with the review of legal, financial and related documents and information, the review of Collateral and Collateral Documents and any other matters related to the Existing Credit Agreement or Credit Documents, and the negotiation and preparation of documents related to, and other services rendered in connection with, a proposed debtor in possession credit facility for the Company.

SECTION 7.    MISCELLANEOUS

                    7.1 This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party's rights or obligations hereunder or any interest therein may be assigned or delegated by any Credit Party without the prior written consent of all Lenders.

                    7.2 In case any provision in or obligation hereunder or any Credit Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                    7.3 Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

                    7.4 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                    7.5 EACH OF THE COMPANY, THE GUARANTORS, THE AGENTS AND THE LENDERS IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF ANY AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

                    7.6 This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. As set forth herein, this Amendment shall become effective upon the execution of a counterpart thereof by each of the parties hereto and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of an original manually executed counterpart of this Amendment.

                 [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                    NORTHPOINT COMMUNICATIONS, INC., as Company


                    By: ______________________________________
                    Name:
                    Title:


                    NORTHPOINT COMMUNICATIONS GROUP, INC., as Parent Guarantor


                    By: ______________________________________
                    Name:
                    Title:


                    NORTHPOINT COMMUNICATIONS OF VIRGINIA, INC., as a Subsidiary Guarantor


                    By: ______________________________________
                    Name:
                    Title:


                    NORTHPOINT INTERNATIONAL, INC., as a Subsidiary Guarantor


                    By: ______________________________________
                    Name:
                    Title:

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as Lead Arranger, Syndication Agent and a Lender


By:  ______________________________________
         Authorized Signatory


CANADIAN IMPERIAL BANK OF COMMERCE,
as Administrative Agent, Swing Line Lender and Issuing Bank


By:  ______________________________________
Name:
Title:


CIBC INC., as a Lender


By:  ______________________________________
Name:
Title:


CIT LENDING SERVICES CORPORATION (formerly known as NEWCOURT COMMERCIAL FINANCE
CORPORATION, an affiliate of The CIT Group, Inc.), as Documentation Agent and as a Lender


By:  ______________________________________
Name:
Title:

FLEET NATIONAL BANK, as a               FIRST UNION NATIONAL BANK, as a
Lender                                  Lender


By:  __________________________         By:  _______________________________
Name:                                   Name:
Title:                                  Title:

BANK OF MONTREAL, as a Lender           PNC BANK, NATIONAL ASSOCIATION,
                                        as a Lender


By:  __________________________         By:  _______________________________
Name:                                   Name:
Title:                                  Title:

BARCLAYS BANK PLC, as a Lender          FINOVA CAPITAL CORPORATION, as
                                        a Lender


By:  __________________________         By:  _______________________________
Name:                                   Name:
Title:                                  Title:

COAST BUSINESS CREDIT A                 UNION BANK OF CALIFORNIA, as a
DIVISION OF SOUTHERN PACIFIC            Lender
BANK, as a Lender


By:  __________________________         By:  _______________________________
Name:                                   Name:
Title:                                  Title:

CREDIT SUISSE FIRST BOSTON,             FRANKLIN FLOATING RATE TRUST,
as a Lender                             as a Lender


By:  __________________________         By:  _______________________________
Name:                                   Name:
Title:                                  Title:

By:  __________________________
Name:
Title:

CREDIT LYONNAIS NEW YORK
BRANCH, as a Lender


By:  ___________________________
Name:
Title:

ELC (CAYMAN) LTD., as a Lender


By:  ___________________________
Name:
Title:


ELC (CAYMAN) LTD. CDO SERIES
1999-I, as a Lender


By:  ___________________________
Name:
Title:

HELLER FINANCIAL, INC., as a
Lender


By:  ___________________________
Name:
Title: